Exhibit 10.1

KENEXA CORPORATION

STOCK OPTION PLAN

KENEXA CORPORATION

STOCK OPTION PLAN

Section 1. Purposes.

The purposes of this Plan are to: (a) assist the Company in recruiting and retaining highly qualified employees, members of the Board and outside consultants; (b) provide Employees with an incentive for productivity; and (c) provide Employees an opportunity to share in the growth and value of the Company. The Options granted pursuant to the Plan are intended to constitute either Incentive Stock Options within the meaning of Section 422 of the Code, or non-qualified stock options, as determined by the Administrator at the time the Option is awarded.

Section 2. Definitions.

Capitalized terms used herein will have the meanings set forth in this Section 2:

(a) “Administrator” shall mean the Board or any committee appointed by the Board in accordance with Section 3(a) to administer the Plan.

(b) “Board” shall mean the board of directors of the Company, as constituted from time to time.

(c) “Cause” shall mean with respect to any Optionee, conduct considered in the sole discretion of the Board to not be in the best interests of the Company, including (i) a refusal to perform or material negligence in performing duties and responsibilities to the Company, or refusal or failure to carry out reasonable directions of the Board, (ii) conduct which may reflect adversely on the Company, (iii) failure to devote best efforts and loyalty to the Company, (iv) breach of any provision of any agreement the Optionee has with the Company or its affiliates (including any agreement regarding confidential information, trade secrets, and non-competition), (v) commission of fraud, embezzlement, theft or other dishonesty or conviction of, or plea of nob contendere to, any felony or crime involving dishonesty or moral turpitude, or (vi) drug or alcohol addiction, abuse or dependency.

(d) “Change in Control” shall mean either: (i) the sale, transfer, assignment or other disposition (including by merger or consolidation, but excluding an underwritten public offering of the common stock of the Company) by stockholders of the Company, in one transaction or a series of related transactions, of fifty percent (50%) of the voting power represented by the then outstanding Common Stock to one or more Persons, (ii) the sale of substantially all the assets of the Company (other than a transfer of financial assets made in the ordinary course of business for the purpose of securitization), or (iii) the dissolution or liquidation of the Company.

(e) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(f) “Common Stock” shall mean the Class A common stock of the Company.

(g) “Company” shall mean Kenexa Corporation, a Pennsylvania corporation,

(h) “Disability” shall mean a condition rendering an Optionee Disabled.

(i) “Disabled” shall have the same meaning as set forth in Section 22(e)(3) of the Code.

(j) “Employee” shall mean any person employed by the Company or any of its Subsidiaries. In addition, solely for the purpose of determining eligibility for the award of non-qualified stock options hereunder and not for the purpose of affecting the status of the relationship between such person and the Company, the term “Employee” shall include outside consultants and advisors to the Company or any of its Subsidiaries, as well as non-employee members of the Board and members of the board of directors of any Subsidiary.

(k) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(l) “Fair Market Value” shall mean the fair market value of a Share, as determined pursuant to Section 7 hereof. The aggregate Fair Market Value of any number of Shares shall be the product of such number of Shares times the Fair Market Value of one Share.

(m) “Incentive Stock Option” shall mean an Option which is an incentive stock option as described in Section 422 of the Code.

(n) “Non-Employee Director” shall have the meaning set forth in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission; provided. however, that the Board may, to the extent that it deems necessary to comply with Section 162(m) of the Code or regulations thereunder, require that each “Non-Employee Director” also be an “outside director” as that term is defined in regulations under Section 162(m).

(o) “Option” shall mean an Incentive Stock Option or a non-qualified stock option to purchase Shares that is awarded pursuant to the Plan.

(p) “Option Agreement” shall mean a written agreement substantially in the form as the Administrator may from time to time approve evidencing and reflecting the terms of an Option (subject to the terms and conditions of the Plan).

(q) “Optionee” shall mean an Employee to whom an Option is awarded.

(r) “Participant” shall mean each Employee to whom an Option is granted pursuant to the Plan.

(s) “Person” shall mean an individual, partnership, corporation, limited liability company, trust, joint venture, unincorporated association, or other entity or association.

(t) “PLAN” shall mean this Kenexa Corporation Stock Option Plan.

(u) “Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(v) “Share” shall mean a share of Common Stock subject to the Plan, as described in Section 5 and adjusted in accordance with Section 8 of the Plan.

(w) “Subsidiary” shall mean a subsidiary or parent corporation of the Company, whether now or hereafter existing, as defined in sections 424(f) and (g) of the Code.

Section 3. Administration.

(a) Procedure. The Plan will be administered by the Board. The Board may at any time appoint a committee consisting of not less than two members of the Board to administer the Plan on behalf of the Board; provided, however, that if the Company has a class of securities required to be registered under Section 12 of the Securities Exchange Act of 1934, all members of any committee established pursuant to this Section 3(a) will be Non-Employee Directors. If the Board appoints a committee pursuant to this Section 3(a), that committee will possess all of the power and authority of, and will be authorized to take any and all actions required to be taken hereunder by the Board, subject to such terms and conditions as the Board may prescribe.

Members of any committee established pursuant to this Section 3(a) will serve for such period of time as the Board may determine. Members of the Board who are eligible for Options or have been awarded Options may vote on any matters affecting the administration of the Plan or the award of any Options pursuant to the Plan, except that no such member shall act upon the award of an Option to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Administrator during which action is taken with respect to the award of Options to himself or herself.

From time to time the Board may increase the size of the committee established pursuant to this Section 3(a) and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of that committee and thereafter directly administer the Plan.

(b) Powers of the Administrator. Subject to the express provisions of the Plan, the Administrator will have the authority, in its sole and absolute discretion:

(i) to award Options;

(ii) to determine the Employees to whom and the times at which Options are awarded;

(iii) to determine the terms and provisions of each Option under the Plan and each Option Agreement and to modify or amend any outstanding Option or Option Agreement;

(iv) to correct any defect, supply any omission and reconcile any inconsistency in the Plan or any Option Agreement in the manner and to the extent that it deems desirable;

(v) to prescribe, amend, modify and rescind rules and regulations relating to the proper administration of the Plan;

(vi) to accelerate the vesting or exercise date of any Option;

(vii) to interpret the Plan or any Option Agreement;

(viii) to authorize any person to execute on behalf of the Company any instrument required to effectuate the award of an Option or to take such other actions as may be necessary or appropriate with respect to the Company’s rights pursuant to Options or agreements relating to the award or exercise thereof; and

(ix) to make such other determinations and establish such other procedures as it deems necessary or advisable for the proper administration of the Plan.

(c) Effect of the Administrator’s Decision. All decisions, determinations and interpretations of the Administrator pursuant to the authority granted under this Section 3 will be final and binding upon all parties.

(d) Limitation of Liability. No member of the Board shall be liable for any good faith determination, act or failure to act in connection with the Plan or any Option hereunder.

Section 4. Eligibility.

Awards of Options may be made only to Employees. An Employee who has received an Option, if he or she is otherwise eligible, may receive additional Options.

Section 5. Stock Subject to the Plan.

Subject to the provisions of this Section 5 and the provisions of Section 8 of the Plan, the maximum aggregate number of Shares which may be subject to Options under the Plan is 2,000,000 Shares plus that number of the 687,050 Shares subject to outstanding stock options that were granted by the Company prior to the adoption of the Plan that are subject to such an option that is forfeited in accordance with its terms. The maximum number of Shares with respect to which Options may be granted under the Plan to any Employee during any calendar year is 2,000,000 Shares. If any Option issued hereunder should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject to such Option shall, unless the Plan shall have been terminated, be returned to the Plan and become available for future Options under the Plan.

Section 6. Terms and Conditions of Options.

Each Option awarded pursuant to the Plan shall be authorized by the Administrator and shall be evidenced by an Option Agreement in such form as the Administrator may from time to time determine. Each Option Agreement shall contain such provisions as the Administrator may require (including provisions which may specifically supersede the terms of the Plan). Subject to the foregoing sentence, each Option Agreement shall incorporate by reference the terms and conditions of the Plan, including the following terms and conditions:

(a) Number of Shares. The number of Shares subject to the Option will be stated in the Option Agreement.

(b) Exercise Price. The exercise price per Share purchasable under an Option that is a non-qualified stock option will be not less than one hundred percent (100%) of the Fair Market Value of the Share on the date of grant unless otherwise determined by the Board. The exercise price per Share purchasable under an Incentive Stock Option will be not less than one hundred percent (100%) of the Fair Market Value of the Share on the date of the grant. However, any Incentive Stock Option granted to any Participant who, at the time the Option is granted, owns more than ten percent (10%) of the voting power of all classes of shares of the Company or of a Subsidiary will have an exercise price per Share of not less than one hundred ten percent (110%) of Fair Market Value per Share on the date of the grant.

(c) Method of Payment. Payment of the exercise price may consist entirely of cash, check, or Shares having an aggregate Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised in accordance with procedures to be established by the Administrator, or any other method or combination of such methods of payment which is approved by the Administrator.

(d) Form of Option. The Option Agreement will state whether the Option awarded is an Incentive Stock Option or a non-qualified stock option. To the extent that any Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate non-qualified stock option

(e) Exercise of Options. Any Option awarded hereunder shall be exercisable at such times and under such conditions as shall be set forth in the Option Agreement (as determined by the Administrator), and as shall be permissible under the terms of the Plan.

An Option may be exercised in accordance with the provisions of the Plan as to all or any portion of the Shares then exercisable under an Option from time to time during the term of the Option.

An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company at its principal executive office in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised, in accordance with Section 6(c), has been received by the Company, accompanied by executed copies of any stock purchase, stock restriction, stockholder or other agreements required by the Administrator in its sole and absolute discretion. or by the terms of the applicable Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Option is exercised, except as provided in Section 8 of the Plan.

As soon as practicable after any exercise of an Option in accordance with the provisions of the Plan, the Company shall, without transfer or issue tax to the Optionee, deliver to the Optionee at the principal executive office of the Company, or such other place as shall be mutually agreed upon between the Company and the Optionee, a certificate or certificates representing the Shares for which the Option shall have been exercised.

(f) Term and Vesting of Options.

(i) The Option Agreement shall specify any vesting conditions applicable to the Options evidenced thereby (including performance or time-based vesting). Options may be exercised in any order elected by the Optionee whether or not the Optionee holds any other unexercised Options under the Plan or any other plan of the Company.

(ii) Notwithstanding any other provision of the Plan, no Option shall be (A) awarded under the Plan after ten (10) years from the date on which the Plan is adopted by the Board, or (B) exercisable more than ten (10) years from the date the Option is awarded; provided, however, that if an Option that is intended to be an Incentive Stock Option is awarded under the Plan to any person who, at the time of the award of such Option, owns (including by attribution under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power for all classes of stock of the Company or any Subsidiary, the foregoing clause (B) shall be deemed modified by substituting “five (5) years” for the term “ten (10) years” that appears therein.

(iii) No Option awarded to any Optionee shall be treated as an Incentive Stock Option, to the extent such Option would cause the aggregate Fair Market Value (determined as of the date of award of each such Option) of the Shares with respect to which Incentive Stock Options are exercisable by such Optionee for the first time during any calendar year to exceed $100,000. For purposes of determining whether an Incentive Stock Option would cause such aggregate Fair Market Value to exceed the $100,000 limitation, such Incentive Stock Options shall be taken into account in the order awarded. For purposes of this subsection, the term Incentive Stock Options includes all incentive stock options (as described in Section 422 of the Code) issued under all plans of the Company or any Subsidiary.

(g) Termination of Options.

(i) Unless sooner terminated as provided herein, each Option shall be exercisable for such period of time as shall be determined by the Administrator and set forth in the Option Agreement, and shall be void and unexercisable thereafter. Other than as provided in Section 6(g)(iii) or in the applicable Option Agreement, an Optionee’s Option shall immediately terminate upon the Optionee’s termination of employment or other service to the Company or a Subsidiary to the extent such Option was not exercisable at the time of such termination.

(ii) Except as otherwise provided in Section 6(h) and or the applicable Option Agreement, upon the termination of the Optionee’s employment with, or service as a member of the board of directors or an outside consultant or advisor to, the Company or any Subsidiary for any reason, any Option held by that Optionee will remain exercisable (to the same extent it is exercisable on the date of the Optionee’s termination) immediately following such termination for a period equal to the lesser of: (A) ninety (90) days, or (B) the remaining term of the Option. To the extent the Option is not exercised within the time specified herein, the Option will terminate.

(iii) Except as otherwise provided in the applicable Option Agreement, if the Optionee’s employment or service as a member of the board of directors, or as an outside consultant or advisor to, the Company or any Subsidiary terminates due to the Optionee’s death or Disability, any Option then held by that Optionee will become immediately and fully exercisable upon such termination and will remain exercisable for a period equal to the lesser of: (A) twelve (12) months, or (B) the remaining term of the Option. In the case of an Optionee’s Disability, that Optionee’s legal guardian or representative may exercise the Option on the Optionee’s behalf To the extent the Option is not exercised within the time specified herein, the Option will terminate.

(h) Forfeiture. Notwithstanding any other provision of the Plan, if the Optionee’s employment by or service to the Company or any Subsidiary is terminated for Cause, as determined by the Board in its sole and absolute discretion, all unexercised Options shall terminate upon the date of such determination, or, if earlier, the effective date of such termination of employment or other service for Cause. In addition, if the Optionee’s employment or other service is terminated for Cause, the Optionee shall forfeit all Shares for which the Company has not yet delivered share certificates to the Optionee and the Company shall refund to the Optionee any amount paid to it with respect to such Shares, in the same form as it was paid (or in cash, at the Company’s discretion). Notwithstanding any other provision of the Plan, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a finding resulting in forfeiture.

Section 7. Determination of Fair Market Value of Common Stock.

The Fair Market Value of a Share, as of any date, shall be determined as follows:

(a) If the Shares are listed on a national or regional securities exchange or traded through the Nasdaq Stock Market, then the Fair Market Value of a Share shall be the closing price on the relevant date for a Share on such exchange or on the Nasdaq Stock Market, as reported in The Wall Street Journal or other source that the Administrator deems reliable, or if there is no trading on that date, on the next preceding date on which there were reported share prices.

(b) If the Shares are traded in the over-the-counter market, then the Fair Market Value of a Share shall be the mean of the bid and asked prices on the relevant date for a Share as reported in The Wall Street Journal or other source that the Administrator deems reliable (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotations System or the NASD OTC Bulletin Board), or if there is no trading on such date, on the next preceding date on which there were reported share prices.

(c) In the absence of an established market for the Common Stock, the Fair Market Value of a Share shall be determined by the Administrator, in its sole and absolute discretion.

Section 8. Adjustments.

(a) Subject to any action by the stockholders required under applicable state law or the Company’s bylaws, the class and number of shares or other property subject to Options which may be awarded under the Plan and the class and number of shares or other property subject to outstanding Options and the Option prices thereof will be adjusted proportionately for any change in the class of or any increase or decrease in the number of outstanding Shares resulting from stock splits, reverse stock splits, stock dividends, stock combinations, consolidations, mergers, reclassifications, recapitalizations or other similar transactions. Except as provided herein, no issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, will affect, and no adjustment by reason thereof will be made with respect to, the number or price of Shares subject to an Option.

(b) No fractional Shares shall be issuable on account of any action referenced in Section 8(a), and the aggregate number of Shares then covered by an Option, when adjusted in accordance with that section, will be rounded down to the next whole number, unless the Board, in its sole and absolute discretion, shall determine to issue scrip certificates with respect to any fractional Shares, which scrip certificates, in such event, shall be in a form and have such terms and conditions as the Board, in its sole and absolute discretion, shall prescribe.

Section 9. Rights as a Stockholder.

An Optionee shall have no rights as a stockholder of the Company with respect to any Shares subject to an Option until such Option has been exercised and a certificate with respect to the Shares purchased upon such exercise has been issued to him or her.

Section 10. Time of Awarding Options.

The date an Option is awarded shall, for all purposes, be the date that the Administrator specifies or, if none is specified, then the date of the determination by the Administrator that an Option has been awarded. Notice of the determination shall be given to each Employee to whom an Option has been awarded within a reasonable time after the date of such Option is awarded.

Section 11. Transferability.

Except as specifically approved by the Administrator with respect to a particular Option which is not intended to be an Incentive Stock Option, no Option shall be assignable or transferable other than by will or by the laws of descent and distribution, and, during the lifetime of the Optionee, such Option shall be exercisable only by the Optionee (or, in the event of his or her legal incapacity or Disability, by his or her legal guardian or representative).

Section 12. Change in Control.

Notwithstanding anything to the contrary set forth in the Plan, upon or in anticipation of a Change in Control, the Administrator may, in its sole and absolute discretion and contingent upon the occurrence of that Change in Control: (i) cause all unvested Options to vest and become exercisable, (ii) cause any or all Options to be exchanged for options to purchase common stock in the successor corporation, and/or (iii) cancel the Options and cause the Company to distribute to each Optionee cash and/or other substitute consideration with a value equal to the difference between the aggregate Fair Market Value of Shares subject to Options held by that Optionee and the aggregate exercise price of such Options; provided, however, that in the absence of the exercise of discretion by the Administrator pursuant to the preceding clause (or in the absence of an affirmative determination by the Administrator not to exercise such discretion), all Options will become fully vested and immediately exercisable in anticipation of and contingent upon the occurrence of the Change in Control.

Section 13. Modifications of Options; Amendment of the Plan.

Subject to the terms and conditions of the Plan, the Board may modify, extend or renew an Option, or accept the surrender of an Option (to the extent not theretofore exercised). Notwithstanding the foregoing, no modification of an Option which adversely affects the Optionee shall be made without the consent of the Optionee. Insofar as permitted by law and the Plan, the Board may from time to time suspend, terminate or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, stockholder approval shall be required for any amendment to the Plan that would, if such amendment were not approved by the stockholders of the Company, cause the plan to fail to comply with any requirement of applicable law or regulation.

Section 14. Application of Funds.

The proceeds received by the Company from the sale of Shares pursuant to the exercise of Options shall be used for general corporate purposes or such other purpose as may be determined by the Board.

Section 15. Approval of Stockholders.

The Plan shall become effective on the date that it is adopted by the Board; provided, however, that Options shall be limited to non-qualified stock options if the Plan is not approved by the Company’s stockholders within one year (365 days) of its adoption by the Board, by a majority of the votes cast at a duly held stockholder meeting at which a quorum representing a majority of the Company’s outstanding voting shares is present, either in person or by proxy. The Administrator may award Options hereunder prior to approval of the Plan by the Company’s stockholders; provided, however, that any Options intended to be Incentive Stock Options will automatically be converted into non-qualified stock options if the Plan is not approved by such stockholders within 365 days of its adoption.

Section 16. Conditions Upon Issuance of Shares.

(a) Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the applicable requirements of any securities exchange, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company may postpone the issuance and delivery of the certificate(s) representing the Shares for which an Option has been exercised for such period as may be required by the Company to comply with any applicable listing requirement of any securities exchange or any law or regulation applicable to the issuance or delivery of such Shares.

(b) As a condition to the exercise of an Option, the person exercising such Option may be required to execute an agreement with and/or make any representation and/or warranty to the Company as may be, in the judgment of counsel to the Company, necessary or appropriate under applicable laws or regulations. Such representations and warranties may include, but not be limited to, a representation and warranty that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares.

Section 17. Regulatory Approvals.

The Company, during the term of the Plan, shall use commercially reasonable efforts to seek to obtain from appropriate regulatory agencies any requisite authorization in order to issue and sell such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain from any such regulatory agency having jurisdiction the requisite authorization(s) deemed by the Company’s counsel to be necessary for the lawful issuance and sale of any Shares hereunder, or the inability of the Company to confirm to its satisfaction that any issuance and sale of any Shares hereunder will meet applicable legal requirements, shall relieve the Company of any liability in respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

Section 18. Taxes, Fees, Expenses and Withholding of Taxes.

(a) The Company shall pay all original issue and transfer taxes (but not income taxes, if any) with respect to the award of Options and/or the issuance and transfer of Shares pursuant to the exercise thereof, and all other fees and expenses necessarily incurred by the Company in connection therewith, and will use commercially reasonable efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, are applicable thereto.

(b) The award of Options hereunder and the issuance of Shares pursuant to the exercise of Options is conditioned upon the Company’s reservation of the right, in accordance with any applicable law, to withhold from any property, compensation or other amounts payable to the Optionee, any taxes required to be withheld under federal, state or other applicable law as a result of the award or exercise of such Option or the sale of the Shares issued upon exercise thereof. To the extent that compensation or other amounts, if any, payable to the Optionee are insufficient to pay any taxes required to be so withheld, the Company may, in its sole and absolute discretion, require the Optionee (or such other person entitled herein to exercise the Option), as a condition of the exercise of an Option, to pay in cash to the Company an amount sufficient to satisfy such tax liability. Alternatively, the Company may, in its sole discretion, withhold Shares purchased through the exercise of an Option to satisfy such tax liability, or otherwise make adequate provision for the Company’s compliance with its withholding obligations under federal, state and other applicable law.

Section 19. Notices.

Any notice to be given to the Company pursuant to the provisions of the Plan shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal executive office, and any notice to be given to an Optionee shall be delivered personally or addressed to him or her at the address given beneath his or her signature on his or her Option Agreement, or at such other address as such Optionee may hereafter designate in writing to the Company. Any such notice shall be deemed duly given on the date and at the time delivered via personal, courier or recognized overnight delivery service or, if sent via telecopier, on the date and at the time telecopied with confirmation of delivery or, if mailed, on the date five (5) days after the date of the mailing (which shall be by regular, registered or certified mail). Delivery of a notice by telecopy (with confirmation) shall be permitted and shall be considered delivery of a notice notwithstanding that it is not an original that is received. It shall be the obligation of each person holding Shares purchased upon exercise of an Option to provide the Secretary of the Company, by letter mailed as provided herein, with written notice of his or her direct mailing address.

Section 20. No Enlargement of Rights.

The establishment and maintenance of the Plan is purely voluntary on the part of the Company, and nothing contained herein will be deemed to give any Optionee the right to be retained in the employ or service of the Company or any Subsidiary, or to interfere with the right of the Company or Subsidiary to discharge or retire any Optionee at any time. No Optionee shall have any right to or interest in Options authorized hereunder prior to the award of the Option to such Optionee, and upon such award he or she shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company’s Certificate of Incorporation, as the same may be amended from time to time.

Section 21. Information to Optionees.

A copy of the Plan shall be delivered to the Secretary of the Company and shall be shown by him to any Optionee making reasonable inquiry concerning it.

Section 22. Invalid Provisions.

In the event that any provision of the Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

Section 23. Applicable Law.

The Plan shall be governed by and construed in accordance with the laws and judicial decisions of the Commonwealth of Pennsylvania, without regard to the application of the principles of conflicts of laws.

Section 24. Miscellaneous.

This Plan is intended to comply with the conditions and requirements for employee benefit plans under Rule 16b-3, as promulgated under Section 16 of the Exchange Act such that Options granted pursuant to the Plan will be exempted from the provisions of Section 16(b) thereof To the extent that any provision of the Plan would cause a conflict with such requirements, such provision shall be deemed null and void. This section shall not be applicable if no class of the Company’s equity securities is then registered pursuant to Section 12 of the Exchange Act.

ADOPTION AND APPROVAL OF PLAN

Date Plan adopted by Board: June 22, 2000

Effective Date of Plan:          June 22, 2000